                                                                   EXHIBIT 10.49

             ONEIDA SILVERSMITHS DIVISION MANAGEMENT INCENTIVE PLAN

- Key senior executives, senior managers and managers from the Oneida Silversmiths Division participate in the Management Incentive Plan. The eligibility criteria for the Plan are listed on the table below.

- Each executive and managers' incentive target payout is based upon his or her location within the following three ranges:

          RANGE         INCENTIVE TARGETS
     ----------------   -----------------
1.   Senior Executive   $30,000 - $90,000
2.   Senior Manager     $20,000 - $30,000
3.   Manager            $ 6,000 - $20,000

- The plan target for fiscal 2004 is:

Measure            Weighting   FY 2004 Goal
----------------   ---------   ------------
Operating Income      100%      $37,500,000

- A minimum of 50% of each executive and manager's target amount is paid if 50% of the FY Goal is achieved. A maximum of 150% of each executive and manager's target amount is paid if 150% of the FY Goal is achieved. Points in between are determined arithmetically.

- Division management, with the approval of the Corporate CEO and COO, has the discretion to increase or decrease an individual executive or manager's final payout based upon personal performance.

- The Corporate CEO and COO have the authority to adjust the calculation of Operating Income in recognition of extraordinary or non-recurring events or because of changes in methods of accounting during the fiscal year.

- Executives and managers in the Management Incentive Plan do not participate in Oneida Ltd.'s Profit Sharing Plan.

- The fiscal 2004 management incentive will be paid in March 2004, and participants must be on the active payroll on the last day of the Fiscal Year in order to receive payment. In the event of illness, death or retirement during the fiscal year, the incentive will be paid on a pro-rata basis based on W-2 earnings for that year.

                      MANAGEMENT INCENTIVE PLAN ELIGIBILITY

                                                   REQUIRE 1000 HRS      MUST BE ON ACTIVE
QUALIFICATIONS                                           AT WORK      PAYROLL LAST DAY OF FY
--------------------------------------------------------------------------------------------
Active Employee:                                         YES                    YES
--------------------------------------------------------------------------------------------
Retiree:                                                 NO                     NO
--------------------------------------------------------------------------------------------
Active Employee dies during FY:                          NO                     NO
--------------------------------------------------------------------------------------------
Active Employee disabled during
FY and dies before end of FY:                            NO                     NO
--------------------------------------------------------------------------------------------
Active Employee on short-term
disability (less than 6 mo.)                             YES, but*              NO

*salary continuation counts as time worked
--------------------------------------------------------------------------------------------
Active Employee goes to LTD during FY:                   YES*                   NO

*if salary continuation + time worked = 6 months
--------------------------------------------------------------------------------------------
Disabled all year                                        YES                    YES
--------------------------------------------------------------------------------------------
Workers' Comp:                                           NO                     NO
--------------------------------------------------------------------------------------------